Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the First Quarter of

Fiscal 2016

Bedford, Mass. — October 29, 2015 — Aspen Technology, Inc. (NASDAQ: AZPN), a leading provider of software and services to the process industries, today announced financial results for its first quarter of fiscal year 2016, ended September 30, 2015.

Antonio Pietri, President and Chief Executive Officer of AspenTech, said, “AspenTech delivered solid first quarter results highlighted by 50% non-GAAP operating margin and 10% year-over-year annual spend growth. Our first quarter performance reflects the strength of our business model, including long-term contracts, positive demand trends from owner-operator customers and continued best-in-class profitability, despite a challenging macro environment.”

Pietri added, “We remain focused on operational excellence and working with customers to drive increased usage across the aspenONE suite.  At the same time we continued to generate shareholder value through our financial and operational performance and by returning $55 million to shareholders through our stock repurchase program.”

First Quarter Fiscal 2016 and Recent Business Highlights

•                  Annual spend, which the company defines as the annualized value of all term license and maintenance revenue contracts at the end of the quarter, was approximately $423 million at the end of the first quarter of fiscal 2016, which increased 10.0% compared to the first quarter of fiscal 2015 and 1.0% sequentially.

•                  GAAP operating margin was 46.1%, compared to 41.7% in the first quarter of fiscal 2015.  Non-GAAP operating margin was 50.1%, compared to 45.8% in the first quarter of fiscal 2015.

•                  AspenTech repurchased 1.3 million shares of its common stock for $55.1 million in the first quarter of fiscal 2016.

Summary of First Quarter Fiscal Year 2016 Financial Results

AspenTech’s total revenue of $120.3 million increased 12.3% from $107.1 million in the first quarter of the prior fiscal year.

•                  Subscription and software revenue was $111.9 million in the first quarter of fiscal 2016, an increase from $98.7 million in the first quarter of fiscal 2015.

•                  Services and other revenue was $8.4 million in the first quarter of fiscal 2016, compared to $8.4 million in the first quarter of fiscal 2015.

For the quarter ended September 30, 2015, AspenTech reported income from operations of $55.4 million, compared to income from operations of $44.6 million for the quarter ended September 30, 2014.

Net income was $36.8 million for the quarter ended September 30, 2015, leading to net income per share of $0.44, compared to net income per share of $0.32 in the same period last fiscal year.

Non-GAAP income from operations, which adds back stock-based compensation expense, amortization of intangibles associated with acquisitions and non-capitalized acquired technology, was $60.2 million for the first quarter of fiscal 2016, compared to non-GAAP income from operations of $49.1 million in the same period last fiscal year.  Non-GAAP net income was $39.8 million, or $0.47 per share, for the first quarter of fiscal 2016, compared to non-GAAP net income of $31.8 million, or $0.35 per share, in the same period last fiscal year.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

AspenTech had a cash and marketable securities balance of $181.5 million at September 30, 2015, a decrease of $37.0 million from the end of the prior quarter after using $55.0 million in cash to repurchase shares of common stock.

During the first quarter, the company generated $18.4 million in cash flow from operations and $20.2 million in free cash flow after taking into consideration the net impact of $1.1 million in capital expenditures and capitalized software, $1.6 million in excess tax benefits from stock-based compensation and $1.3 million in non-capitalized acquired technology (including a $1 million final payment related to non-capitalized acquired technology from fiscal year 2014).

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP.  Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP.  A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing AspenTech’s business.  As the result of adoption of new licensing models, management believes that a number of AspenTech’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing AspenTech’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track AspenTech’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

AspenTech will host a conference call and webcast today, October 29, 2015, at 4:30 p.m. (Eastern Time), to discuss the company’s financial results for the first quarter fiscal year 2016 as well as the company’s business outlook.

The live dial-in number is (866) 604-6127 or (706) 634-5625, conference ID code 61971015. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of AspenTech’s website, http://www.aspentech.com/corporate/investor.cfm, and clicking on the “webcast” link.  A replay of the call will be archived on AspenTech’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 61971015, through November 29, 2015.

About AspenTech

AspenTech is a leading supplier of software that optimizes process manufacturing — for energy, chemicals, engineering and construction, and other industries that manufacture and produce products from a chemical process. With integrated aspenONE solutions, process manufacturers can implement best practices for optimizing their engineering, manufacturing and supply chain operations. As a result, AspenTech customers are better able to increase capacity, improve margins, reduce costs and become more energy efficient. To see how the world’s leading process manufacturers rely on AspenTech to achieve their operational excellence goals, visit www.aspentech.com.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Actual results may vary significantly from AspenTech’s expectations based on a number of risks and uncertainties, including, without limitation:  AspenTech’s failure to increase usage and product adoption of aspenONE offerings, and failure to continue to provide innovative, market-leading solutions; demand for, or usage of, aspenONE software declines for any reason; unfavorable economic and market conditions or a lessening demand in the market for process optimization software; and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements.  AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2015 Aspen Technology, Inc.  AspenTech, aspenONE and the Aspen leaf logo are registered trademarks of Aspen Technology, Inc. All rights reserved. All other trademarks are property of their respective owners.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited in thousands, except per share data)

	Three Months Ended
	September 30,
	2015	2014
Revenue:
Subscription and software	$111,859	$98,743
Services and other	8,437	8,383
Total revenue	120,296	107,126
Cost of revenue:
Subscription and software	5,242	5,201
Services and other	7,730	7,180
Total cost of revenue	12,972	12,381
Gross profit	107,324	94,745
Operating expenses:
Selling and marketing	22,436	21,618
Research and development	16,597	16,268
General and administrative	12,862	12,225
Total operating expenses	51,895	50,111
Income from operations	55,429	44,634
Interest income	82	135
Interest expense	(1)	(3)
Other income, net	896	188
Income before provision for income taxes	56,406	44,954
Provision for income taxes	19,635	15,987
Net income	$36,771	$28,967
Net income per common share:
Basic	$0.44	$0.32
Diluted	$0.44	$0.32
Weighted average shares outstanding:
Basic	83,876	91,183
Diluted	84,320	91,891

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited in thousands, except share data)

	September 30,	June 30,
	2015	2015

ASSETS
Current assets:
Cash and cash equivalents	$129,739	$156,249
Short-term marketable securities	51,757	59,197
Accounts receivable, net	21,951	30,721
Current portion of installments receivable, net	262	1,589
Unbilled services	1,005	1,108
Prepaid expenses and other current assets	8,529	8,055
Prepaid income taxes	538	542
Current deferred tax assets	6,156	6,169
Total current assets	219,937	263,630
Long-term marketable securities	—	3,047
Non-current installments receivable, net	255	253
Property, equipment and leasehold improvements, net	17,353	18,039
Computer software development costs, net	841	1,026
Goodwill	16,610	17,360
Non-current deferred tax assets	10,377	10,444
Other non-current assets	1,407	1,562
Total assets	$266,780	$315,361

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$2,799	$5,240
Accrued expenses and other current liabilities	27,107	38,483
Income taxes payable	16,710	1,775
Current deferred revenue	217,436	250,968
Total current liabilities	264,052	296,466
Non-current deferred revenue	36,078	37,919
Other non-current liabilities	29,671	29,522
Commitments and contingencies
Series D redeemable convertible preferred stock, $0.10 par value—
Authorized— 3,636 shares as of September 30, 2015 and June 30, 2015
Issued and outstanding— none as of September 30, 2015 and June 30, 2015
Stockholders’ deficit:
Common stock, $0.10 par value— Authorized—210,000,000 shares
Issued— 101,707,709 shares at September 30, 2015 and 101,607,520 shares at June 30, 2015
Outstanding— 83,264,892 shares at September 30, 2015 and 84,504,202 shares at June 30, 2015	10,171	10,161
Additional paid-in capital	647,403	641,883
Accumulated deficit	(108,856)	(145,627)
Accumulated other comprehensive income	4,760	6,470
Treasury stock, at cost—18,442,817 shares of common stock at September 30, 2015 and 17,103,318 shares at June 30, 2015	(616,499)	(561,433)
Total stockholders’ deficit	(63,021)	(48,546)
Total liabilities and stockholders’ deficit	$266,780	$315,361

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited in thousands)

	Three Months Ended
	September 30,
	2015	2014
Cash flows from operating activities:
Net income	$36,771	$28,967
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,547	1,352
Net foreign currency gains	(1,189)	(660)
Stock-based compensation	4,423	4,204
Deferred income taxes	—	15,560
Provision for bad debts	26	(1,329)
Tax benefits from stock-based compensation	1,577	72
Excess tax benefits from stock-based compensation	(1,577)	(72)
Other non-cash operating activities	159	462
Changes in assets and liabilities:
Accounts receivable	8,769	14,990
Unbilled services	95	527
Prepaid expenses, prepaid income taxes, and other assets	(609)	1,242
Installments receivable	1,326	253
Accounts payable, accrued expenses, and other liabilities	2,348	(7,961)
Deferred revenue	(35,220)	(17,664)
Net cash provided by operating activities	18,446	39,943
Cash flows from investing activities:
Purchase of marketable securities	—	(11,985)
Maturities of marketable securities	10,370	14,513
Purchase of property, equipment and leasehold improvements	(1,119)	(2,891)
Capitalized computer software development costs	—	(136)
Net cash provided by (used in) investing activities	9,251	(499)
Cash flows from financing activities:
Exercise of stock options	611	1,050
Repurchases of common stock	(55,033)	(45,000)
Payment of tax withholding obligations related to restricted stock	(1,125)	(1,411)
Excess tax benefits from stock-based compensation	1,577	72
Net cash used in financing activities	(53,970)	(45,289)
Effect of exchange rate changes on cash and cash equivalents	(237)	(547)
Decrease in cash and cash equivalents	(26,510)	(6,392)
Cash and cash equivalents, beginning of period	156,249	199,526
Cash and cash equivalents, end of period	$129,739	$193,134

Supplemental disclosure of cash flow information:
Income taxes paid, net	$2,895	$1,551
Interest paid	1	3

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Results of Operations and Free Cash Flow

The following tables reflect a reconciliation of selected Aspen Technology GAAP to Non-GAAP results of operations and cash flow.
(unaudited in thousands, except per share data)

	Three Months Ended September 30,
	2015	2014
Total expenses
GAAP total expenses (a)	$64,867	$62,492
Less:
Stock-based compensation (b)	(4,423)	(4,204)
Non-capitalized acquired technology (e)	(250)	—
Amortization of purchased technology intangibles	(113)	(224)
Non-GAAP total expenses	$60,081	$58,064

Income from operations
GAAP income from operations	$55,429	$44,634
Plus:
Stock-based compensation (b)	4,423	4,204
Non-capitalized acquired technology (e)	250	—
Amortization of purchased technology intangibles	113	224
Non-GAAP income from operations	$60,215	$49,062

Net income
GAAP net income	$36,771	$28,967
Plus:
Stock-based compensation (b)	4,423	4,204
Non-capitalized acquired technology (e)	250	—
Amortization of purchased technology intangibles	113	224
Less:
Income tax effect on Non-GAAP items (c)	(1,723)	(1,594)
Non-GAAP net income	$39,834	$31,801

Diluted income per share
GAAP diluted income per share	$0.44	$0.32
Plus:
Stock-based compensation (b)	0.05	0.05
Non-capitalized acquired technology (e)	—	—
Amortization of purchased technology intangibles	—	—
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.02)

Non-GAAP diluted income per share	$0.47	$0.35
Shares used in computing Non-GAAP diluted income per share	84,320	91,891

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES

Reconciliation of GAAP to Non-GAAP Results of Operations and Free Cash Flow

The following tables reflect a reconciliation of selected Aspen Technology GAAP to Non-GAAP results of operations and cash flow.
(unaudited in thousands, except per share data)

	Three Months Ended September 30,
	2015	2014
Free Cash Flow
GAAP cash flow from operating activities	$18,446	$39,943
Purchase of property, equipment and leasehold improvements	(1,119)	(2,891)
Capitalized computer software development costs	—	(136)
Non-capitalized acquired technology (e)	1,250	—
Excess tax benefits from stock-based compensation (d)	1,577	72
Free Cash Flow	$20,154	$36,988

(a) GAAP total expenses

	Three Months Ended September 30,
	2015	2014
Total costs of revenue	$12,972	$12,381
Total operating expenses	51,895	50,111
GAAP total expenses	$64,867	$62,492

(b) Stock-based compensation expense was as follows:

	Three Months Ended September 30,
	2015	2014
Cost of services and other	$357	$338
Selling and marketing	912	750
Research and development	824	991
General and administrative	2,330	2,125
Total stock-based compensation	$4,423	$4,204

(c) The income tax effect on non-GAAP items for the three months ended September 30, 2015 and 2014 is calculated utilizing the Company’s estimated federal and state tax rate of 36%.

(d) Excess tax benefits from stock-based compensation are included in free cash flow to be consistent with the treatment of other tax benefits. Refer to the Company’s Form 10-Q for the period ended September 30, 2015 for additional details.

(e) During the three months ended September 30, 2015, we acquired certain technology for $0.3 million as a part of projects initiated during the period to develop commercially available products. At the time of these purchases, the projects did not meet the accounting definition of having reached technological feasibility, and, as such, the costs of the acquired technology were expensed during the three months ended September 30, 2015. During the three months ended September 30, 2015, we excluded the payments of $1.3 million for the non-capitalized acquired technology (including a $1 million final payment related to non-capitalized acquired technology from fiscal year 2014) from free cash flow to be consistent with the the treatment of other transactions where acquired assets are capitalized.